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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income 6 Limited Partnership of our report dated March 7, 1997, included in the 1996 Annual Report to the Partners of American Income 6 Limited Partnership.



                                             ERNST & YOUNG LLP



Boston, Massachusetts
 March 7, 1997

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